                                                                    EXHIBIT 10.2

                             SUBORDINATION AGREEMENT
                             -----------------------

         THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of July 3,
                                             ---------
2001, is by and among CII VENTURES II LLC, as Administrative Agent and as a lender under the Junior Credit Agreement referred to below (the "Junior Agent"),
                                                                 ------------
ULYSSES G. AUGER, II and R. THEODORE AMMON, as additional Lenders under such Junior Credit Agreement (together with the Junior Agent, the "Junior Lenders"),
                                                              --------------
CAIS, INC. (the "Borrower"), a Virginia corporation, CAIS INTERNET, INC.
                 --------
("Holdings"), a Delaware corporation, CAIS SOFTWARE SOLUTIONS, INC. ("Case
  --------                                                            ----
Software"), a California corporation, BUSINESS ANYWHERE USA, INC. ("Business
--------                                                            --------
Anywhere"), a California corporation, CAIS PURCHASING COMPANY ("CAIS
--------                                                        ----
Purchasing"), a Delaware corporation, and NORTEL NETWORKS INC., a Delaware
----------
corporation, as Administrative Agent (the "Senior Agent") for the "Senior
                                           ------------            ------
Lenders", as that term is defined below, whose address is 2221 Lakeside Blvd.,
-------
Richardson, Texas 75082.

                                    RECITALS:
                                    ---------

         A. The Borrower has entered into that certain Credit Agreement dated as of June 4, 1999, with Nortel Networks Inc. ("Nortel Networks") and the other
                                                ---------------
lenders party thereto (together with Nortel Networks, the "Senior Lenders") and
                                                           --------------
the Senior Agent (such agreement, as it may be amended, renewed, extended, restated, supplemented or otherwise modified from time to time (whether previously, now or hereafter), the "Senior Credit Agreement").
                                    -----------------------

         B. In connection with the Senior Credit Agreement, each of Holdings, CAIS Software, Business Anywhere and CAIS Purchasing (collectively, together with all other Subsidiaries of Holdings or the Borrower from time to time, the "Guarantors") executed (or will execute, upon the organization or creation
 ----------
thereof) a Guaranty Agreement (collectively, the "Senior Guaranties") in favor
                                                  -----------------
of the Senior Agent for the benefit of the Senior Lenders pursuant to which, among other things, it guaranteed payment of the loans and other indebtedness, liabilities and obligations of the Borrower under the Senior Credit Agreement and related "Loan Documents" as such term is defined in the Senior Credit Agreement.

         C. The Borrower is, concurrently herewith, entering into that certain Credit Agreement dated as of July 3, 2001, among the Borrower, Holdings, the Junior Agent and the Junior Lenders (such agreement, as it may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Junior Credit Agreement").
                                 -----------------------

         D. In connection with the Junior Credit Agreement, each of the Guarantors has executed, or will execute, a guaranty agreement (collectively, the "Junior Guaranties") in favor of the Junior Agent for the benefit of the
     -----------------
Junior Lenders pursuant to which it guarantees, or will guarantee, payment of the loans and other indebtedness, liabilities and obligations of the Borrower under the Junior Credit Agreement.

         E.   The Junior Agent and the Junior Lenders (collectively, the "Junior
                                                                          ------
Creditors") are willing to subordinate, to and in favor of the Senior Agent and
---------
the Senior Lenders (collectively, the "Senior Creditors"), any and all
                                       ----------------
indebtedness, liabilities and/or obligations now or hereafter owed by the Obligors, or any one or more of them, to the Junior Creditors, or any one or more of them,


SUBORDINATION AGREEMENT - Page 1
and any and all security interests, liens, collateral assignments, charges and/or other encumbrances (if any) now or hereafter securing such indebtedness, liabilities and/or obligations, in each case pursuant to the terms and provisions of this Agreement.

         NOW, THEREFORE, in consideration of extensions of credit which the Senior Lenders have provided or, from time to time, may provide or may continue to provide to or for the benefit of the Borrower, each of the Junior Creditors and the Obligors hereby agrees with the Senior Creditors as follows:

         1.   Definitions. As used in this Agreement, the following terms shall
              -----------
have the respective meanings indicated below:

         "Collateral Security" means any security, collateral, encumbrances,
          -------------------
chattel mortgages, conditional contracts of sale, leases, liens, or security interests.

         "Indefeasibly Paid" means, with respect to the making of any payment on
          -----------------
or in respect of any Senior Indebtedness, that such payment of such Senior Indebtedness has been paid in full in cash (or that such payment of such Senior Indebtedness has been otherwise satisfied in a manner acceptable to the holders of the Senior Indebtedness in their sole and absolute discretion) and has not been challenged as avoidable under Section 547 of the Bankruptcy Code or similar provisions of state law within 91 days of the receipt of the final payment thereof; provided, however, that if any Senior Creditor is later required to
         -----------------
repay any amount received in respect of the Senior Indebtedness at a time when any Junior Creditor has received any payment in respect of the Subordinated Indebtedness after such 91 day period, then such Junior Creditor shall pay to the Senior Agent for the account of the Senior Creditors the amount of any such payments received in respect of the Subordinated Indebtedness up to the amount required to be repaid by the Senior Creditors, or any one or more of them, to or for the benefit of the Obligors, or any one or more of them, or their or its estate or creditors by reason of an avoidance under Section 547 of the Bankruptcy Code or similar provisions of state law or otherwise. In the event that any such payment of such Senior Indebtedness has been so challenged as avoidable within such 91 days, such payment shall be deemed "Indefeasibly Paid" only if and when such payment is determined, by a court of competent jurisdiction in a final, nonappealable case, to not be avoidable (and, in the event that such payment is determined to be avoidable, such payment shall not be deemed "Indefeasibly Paid").

         "Senior Indebtedness" means (subject to the proviso below) the
          -------------------
principal amount of and interest (including but not limited to post-petition interest) on all indebtedness, liabilities and/or obligations of every nature of the Obligors, or any one or more of them, to the Senior Creditors, or any one or more of them, or to any other Person (including, but not limited to, any Obligor) if any such Senior Creditor has a participation or other interest in such indebtedness, liabilities and/or obligations to such other Person, created directly or indirectly, acquired by assignment or in the form of a participation or otherwise, absolute or contingent, joint or several, liquidated or unliquidated, due or not due, contractual or tortious, secured or unsecured, for such Senior Creditor's own account or as agent for others, whether now existing or hereafter arising or incurred, whether incurred by any Obligor as principal, maker, surety, endorser, guarantor or otherwise, together with all renewals, extensions, amendments, increases or modifications thereof and any reasonable attorneys' fees or other reasonable collection costs incurred in connection therewith; provided, however, that the term
           -----------------

SUBORDINATION AGREEMENT - Page 2

"Senior Indebtedness" (a) shall mean only such indebtedness, liabilities and/or obligations under, or created or evidenced by, the Senior Credit Agreement or any other "Loan Document" as such term is defined in the Senior Credit Agreement, and (b) shall not include any increase in the principal amount of the "Loans", as such term is defined in the Senior Credit Agreement, that is outstanding as of July 3, 2001 unless the Junior Agent agrees to such increase. The term "Senior Indebtedness" shall include, without limitation, the "Obligations", as such term is defined in the Senior Credit Agreement, and all other indebtedness, liabilities and/or obligations of any Obligor to the Senior Creditors, or any one or more of them, pursuant to the following: (i) the Senior Credit Agreement; (ii) the Senior Guaranties; (iii) all agreements, documents or instruments executed or delivered in connection with the Senior Credit Agreement or the Senior Guaranties, including, without limitation, the "Loan Documents" as such term is defined in the Senior Credit Agreement; and (iv) all renewals, extensions, amendments, increases (subject to the proviso contained in the immediately preceding sentence) or other modifications of any of the foregoing.

         "Subordinated Indebtedness" means (subject to the proviso below) (a)
          -------------------------
the principal amount of and interest on all indebtedness, liabilities and/or obligations of every nature of the Obligors, or any one or more of them, to the Junior Creditors, or any one or more of them, created directly or indirectly, acquired by assignment or in the form of a participation or otherwise, absolute or contingent, joint or several, liquidated or unliquidated, due or not due, contractual or tortious, secured or unsecured, for such Junior Creditor's own account or as agent for others, whether now existing or hereafter arising or incurred, whether incurred by any Obligor as principal, maker, surety, endorser, guarantor or otherwise (including but not limited to any indebtedness, liabilities and/or obligations incurred after payment in full of any or all indebtedness, liabilities or obligations existing on the date hereof), together with all extensions, renewals, increases or modifications thereof and any attorneys' fees related to collection or other collection costs incurred in connection therewith, and (b) all "Restricted Payments", as such term is defined in the Senior Credit Agreement, other than such Restricted Payments which are permitted to be made or paid in accordance with Section 9.4 of the Senior Credit
                                                -----------
Agreement as currently in effect as provided on Schedule 3 attached hereto and
                                                ----------
incorporated herein by reference; provided, however, that the term "Subordinated
                                  --------  -------
Indebtedness" shall not include (i) any preferred stock issued by Holdings to any one or more of the Junior Creditors or any dividends paid or payable in kind by Holdings with respect to such preferred stock in the form of additional preferred stock of the same class, (ii) interest paid or payable in kind by the Borrower with respect to the Subordinated Indebtedness in the form of principal of additional Subordinated Indebtedness of the same class, or (iii) out-of-pocket costs or expenses in an aggregate amount not to exceed $200,000 incurred by the Junior Creditors in connection with the negotiation and closing of the Junior Credit Agreement. The term "Subordinated Indebtedness" shall include, without limitation, the indebtedness, liabilities and/or obligations of any Obligor to the Junior Creditors, or any one or more of them, pursuant to the following: (A) the Junior Credit Agreement, (B) the Junior Guaranties, (C) all agreements, documents or instruments executed or delivered in connection with the Junior Credit Agreement or the Junior Guaranties; and (D) all renewals, extensions, amendments, increases or other modifications of any of the foregoing.

         "Obligors" means the Borrower and the Guarantors, as well as (a) any
          --------
successor individual or individuals, associations, partnerships, firms, or corporations to which all or substantially all of the business or assets of any of them shall have been transferred, (b) in the case of an Obligor that is a partnership, any new general or limited partnership which shall have been created by reason of


SUBORDINATION AGREEMENT - Page 3
the admission of any new partner or partners therein or the dissolution of the then existing partnership by the death, resignation, or withdrawal of a partner (but the predecessor partnerships and their partners shall not thereby be released from any liability), and (c) in the case of an Obligor that is a corporation, any corporation into or with which any such Obligor shall have been merged, consolidated, reorganized, combined or absorbed.

         Terms used herein that are defined in the Senior Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Senior Credit Agreement. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

         2.   Subordination.
              -------------

         (a) Each of the Obligors and the Junior Creditors hereby covenants and agrees that the Subordinated Indebtedness, howsoever evidenced and whether now existing or hereafter incurred, shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness. Notwithstanding anything to the contrary contained in the Junior Credit Agreement, any Junior Guaranty or otherwise, it is agreed by the parties hereto that (i) the Subordinated Indebtedness shall not be payable, and no Obligor shall make any payment (whether of principal, accrued interest or otherwise) or other distribution of, on or with respect to any Subordinated Indebtedness, and no Junior Creditor shall receive, accept, retain or apply any such payment or other distribution, unless and until all Senior Indebtedness shall have been Indefeasibly Paid in full and (ii) no property or Collateral Security or guarantee of any nature to secure, guarantee or pay the Subordinated Indebtedness shall be made or given, directly or indirectly, by any Obligor, or shall be received, accepted, retained or applied by any Junior Creditor (and no right or remedy of any Junior Creditor with respect to any of the foregoing may be exercised) unless and until all Senior Indebtedness shall have been Indefeasibly Paid in full; provided,
                                                               --------
however, that this Agreement shall not prohibit (A) the execution and delivery
-------
of the Junior Guaranties (as opposed to payments made thereunder), or (B) the execution and delivery of any guaranty issued by a Subsidiary of the Borrower which is created in the future (as opposed to payments thereunder) if (but only
if) such guaranty is a Junior Guaranty and is subordinated to the Senior Indebtedness in the same manner as are the Junior Guaranties in accordance with this Agreement and each such Subsidiary executes this Agreement as an "Obligor" or executes a joinder agreement in a form and substance satisfactory to the Senior Agent which effectively makes such Subsidiary a party to this Agreement as an "Obligor". (For purposes of this Paragraph 2(a), neither the preferred
                                       -------------
stock issued by Holdings nor dividends paid in kind by Holdings with respect to such preferred stock in the form of additional preferred stock of the same class, in each case as referred to in clause (i) of the definition of the term
                                      ---------
"Subordinated Indebtedness", nor the payment of interest in kind in the form of principal of additional Subordinated Indebtedness of the same class referred to in clause (ii) of the definition of the term "Subordinated Indebtedness", shall
   ----------
be deemed to constitute any payment or other distribution of, on or with respect to any Subordinated Indebtedness.) In addition, each Junior Creditor hereby waives, and agrees not to exercise, any and all rights of setoff that it may now or hereafter have against the property or assets of any Obligor unless and until all of the Senior Indebtedness shall have been Indefeasibly Paid in full.


SUBORDINATION AGREEMENT - Page 4

         (b) Each of the Junior Creditors hereby agrees that (i) in the event any Obligor offers to any Junior Creditor any payment (including any payment received as proceeds of any Collateral Security for the Subordinated Indebtedness) or any other distribution of any property on account of any Subordinated Indebtedness which payment or other distribution is not permitted hereby (collectively, "Prohibited Payments"), such Junior Creditor will direct
                       -------------------
that the full amount of the Prohibited Payment be made or delivered directly to the Senior Agent for the benefit of the Senior Creditors; (ii) any Prohibited Payment or other payment or distribution received by any Junior Creditor in violation of this Agreement from any source whatsoever will be promptly delivered to the Senior Agent in the form received (except for endorsements or assignments by such Junior Creditor where appropriate or required by the Senior Creditors) and until so delivered to the Senior Agent will be held by the Junior Creditor receiving such Prohibited Payment or other payment or distribution in trust as the Senior Creditors' property; and (iii) the Senior Creditors shall retain all moneys collected or received pursuant to the exercise of the foregoing powers and shall apply said moneys to the payment of Senior Indebtedness then outstanding (whether matured or unmatured), provided that after satisfying all amounts owing, or to be owed, to the Senior Creditors with respect to the matured and unmatured Senior Indebtedness, including the payment of all related costs and expenses incurred by the Senior Creditors, the Senior Creditors shall pay the excess, if any, to the Junior Agent on account of the Subordinated Indebtedness and subrogate their rights, if any, in such excess to the Junior Creditors. The Junior Creditors agree that no payment or distribution to the Senior Creditors pursuant to the provisions of this Agreement shall entitle any Junior Creditor to exercise any rights of subrogation in respect thereof until the Senior Indebtedness shall have been Indefeasibly Paid in full.

         3.   Bankruptcy or Related Proceedings. Upon any distribution of any
              ---------------------------------
property or assets of any Obligor upon any dissolution, winding up, liquidation or reorganization of such Obligor, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon any assignment for the benefit of creditors or any marshalling of assets or liabilities of such Obligor or otherwise:

         (a) the Senior Indebtedness shall have been Indefeasibly Paid in full, and the Senior Agent, for the benefit of the Senior Creditors, shall be entitled to receive such payment in full of all Senior Indebtedness, or provision satisfactory to the Senior Agent in its sole and absolute discretion shall be made for payment thereof in full in cash, before any Junior Creditor is entitled to receive any payment or other distribution on account of or with respect to any Subordinated Indebtedness;

         (b) any payment by, or any distribution of assets or properties of, any Obligor of any kind or character, whether in cash, property or securities, to which any Junior Creditor would be entitled except for the terms and provisions of this Agreement shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Senior Agent (for the benefit of the Senior Creditors) to the extent necessary to make the Senior Indebtedness Indefeasibly Paid in full after giving effect to any concurrent payment or distribution (or provision therefor satisfactory to the Senior Agent) to the Senior Agent (for the benefit of the Senior Creditors);

         (c) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets or properties of, any Obligor of any kind or character, whether in cash, property or securities, shall be directly or indirectly received by any Junior Creditor before all Senior Indebtedness shall


SUBORDINATION AGREEMENT - Page 5
be Indefeasibly Paid in full (whether or not the Senior Indebtedness is then due or payable), such payment or distribution will be promptly delivered to the Senior Agent in the form received (except for endorsements or assignments by such Junior Creditor where appropriate or required by the Senior Creditors) for application to payment of the Senior Indebtedness remaining unpaid after giving effect to any current payment or distribution to the Senior Agent (for the benefit of the Senior Creditors) and until so delivered to the Senior Agent will be held by such Junior Creditor in trust as the Senior Creditors' property; and

         (d)  for purposes of this Paragraph 3, neither the preferred stock
                                   -----------
issued by Holdings nor dividends paid in kind by Holdings with respect to such preferred stock in the form of additional preferred stock of the same class, in each case as referred to in clause (i) of the definition of the term
                            ---------
"Subordinated Indebtedness", nor the payment of interest in kind in the form of principal of additional Subordinated Indebtedness of the same class referred to in clause (ii) of the definition of the term "Subordinated Indebtedness", shall
   ----------
be deemed to constitute any payment or other distribution of, on or with respect to any Subordinated Indebtedness.

         4.   No Actions against Obligors. Each of the Junior Creditors agrees
              ---------------------------
that it shall not, unless and until all Senior Indebtedness has been Indefeasibly Paid in full, commence or join in any action against any Obligor relating to the Subordinated Indebtedness. In the event any Obligor or its assets or properties become subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights, the Junior Creditors will file any claim, proof of claim or other document of similar character necessary to enforce the Subordinated Indebtedness against the Obligors. In the event that, notwithstanding the foregoing, any Junior Creditor fails to file any such claim, proof of claim or other document of similar character, such Junior Creditor authorizes the Senior Agent to file such claim, proof of claim or other document of similar character on behalf of such Junior Creditor.

         5.   Subordination of Collateral Security. Each of the Obligors and the
              ------------------------------------
Junior Creditors represents and warrants that the Subordinated Indebtedness is unsecured; however, if and to the extent that the Subordinated Indebtedness becomes secured, each of the Junior Creditors agrees that whatever right, title or interest (including security interest) it may have at any time in or to any Collateral Security for the Subordinated Indebtedness shall, at all times and in all respects, be subject and subordinate in all respects to any right, title or interest (including security interest) of the Senior Agent (for and on behalf of the Senior Creditors) in or to any such Collateral Security, irrespective of the time or order of the creation or perfection of any such right, title or interest (including security interest) and irrespective of any failure by the Senior Agent to create or perfect any such right, title or interest (including security interest).

         6.   Restriction on Transfer of Subordinated Indebtedness. Each of the
              ----------------------------------------------------
Junior Creditors agrees not to (a) assign or transfer all or any part of the Subordinated Indebtedness or any claim which such Junior Creditor may have against any Obligor except pursuant to an agreement which is expressly made subject to all terms and provisions of this Agreement, or (b) to subordinate all or any part of the Subordinated Indebtedness or any claim which such Junior Creditor may have against any Obligor except pursuant to this Agreement or any subsequent agreement acceptable to the Senior Creditors.


SUBORDINATION AGREEMENT - Page 6

         7.   Power of Attorney. The Senior Agent and each of its officers is
              -----------------
hereby irrevocably constituted and appointed the attorney-in-fact for each of the Junior Creditors with full power and authority to do the following, in each case only to the extent necessary or appropriate to carry out and/or enforce this Agreement: (a) to make endorsements and assignments with full power of substitution in the event any Junior Creditor does not make any endorsements or assignments referred to herein, (b) subject to Paragraph 4 hereof, to demand,
                                               -----------
sue for or to file proofs of debt or claim with respect to Subordinated Indebtedness, (c) to enforce the Junior Creditors' rights generally, and (d) to take all such other actions as the Senior Agent may deem necessary or appropriate to carry out and/or enforce this Agreement and/or to exercise the rights of the Senior Creditors, or any one or more of them, hereunder. The Senior Agent shall not be obligated to exercise any authority or right granted to it hereunder, and shall not be liable for any action taken or omitted or the manner of taking any action except for actions which are determined by a court of competent jurisdiction in a non-appealable case to constitute the gross negligence or willful misconduct of the Senior Agent, as to which gross negligence or willful misconduct the Senior Agent shall be liable only for any actual damages proven and shall not be liable for any consequential, exemplary or punitive damages.

         8.   Books and Records. Each of the Obligors and the Junior Creditors
              -----------------
agrees (a) to make proper notations in its respective books, records or other statements which evidence or record any Subordinated Indebtedness ("Records")
                                                                    -------
indicating that the Subordinated Indebtedness is subject to the provisions of this Agreement, (b) to give the Senior Agent and its representatives access at any time and from time to time during normal business hours and upon reasonable prior notice, upon the request of any Senior Creditor (which request made of a Junior Creditor other than the Junior Agent must be reasonable), to its respective Records in order to make a full and free examination of and to copy the Records, (c) to furnish the Senior Agent at any time and from time to time, upon the reasonable request of the Senior Agent, with statements of account relating to the Subordinated Indebtedness and (d) to place a legend on any promissory note or other instrument evidencing the Subordinated Indebtedness to reflect that the indebtedness represented thereby is subordinated pursuant to the terms of this Agreement.

         9.   Future Subordinated Indebtedness. In the event any Obligor shall
              --------------------------------
at any time hereafter become otherwise indebted to any of the Junior Creditors, contingently or otherwise, each of the Junior Creditors agrees that it will require such indebtedness to be evidenced by an instrument or document signed by such Obligor which complies with the provisions of Paragraph 8 hereof. Unless
                                                   -----------
and until the Senior Indebtedness is Indefeasibly Paid in full, each of the Junior Creditors agrees that it will promptly notify the Senior Agent in writing if such Junior Creditor receives any payment on account of or any Collateral Security or guarantee for any Subordinated Indebtedness at a time when no Senior Indebtedness is outstanding; provided, however, that the Senior Agent shall use
                             --------  -------
reasonable efforts to notify the Junior Agent when the Senior Indebtedness is Indefeasibly Paid in full; provided, further, however, that the Senior Agent's
                           --------  -------  -------
failure to do so shall not affect the obligations of the Junior Creditors hereunder or result in any liability to the Senior Agent. Subject to Paragraph
                                                                     ---------
22 hereof, in the event that such Junior Creditor fails to notify the Senior
--
Agent as provided in the preceding sentence and any new Senior Indebtedness is thereafter created and any Obligor thereafter defaults with respect to the payment or performance of its indebtedness, liabilities or obligations with respect to any Senior Indebtedness, then, in addition to and not in limitation of any other rights or remedies available to the Senior Creditors, the Senior Creditors shall have the right to receive, and such Junior Creditor will promptly pay to the Senior Agent, an amount


SUBORDINATION AGREEMENT - Page 7
equivalent to any payment or the value of any Collateral Security received by such Junior Creditor and not reported to the Senior Agent.

         10.  Rights Concerning Senior Indebtedness. Without affecting the
              -------------------------------------
rights of the Senior Creditors hereunder, each of the Junior Creditors agrees that, with or without notice to or further assent from the Junior Creditors, the Senior Creditors may at any time, and from time to time, either prior to or after any default by any Obligor with respect to any indebtedness, (a) advance or refuse to advance additional credit and make other accommodations to or for the account of any Obligor, (b) by written agreement or otherwise, extend, renew, increase or change, modify, compromise, release, refuse to extend, renew or change the Senior Indebtedness or any part thereof and waive any default under all or any part thereof, and modify, rescind or waive any provision of any related agreement or collateral undertaking, including, but not by way of limitation, any provision relating to acceleration of maturity, (c) fail to set off any or all accrued balances or deposit balances or any part thereof on the Senior Creditors' books in favor of any Obligor and/or release the same, (d) sell, surrender, release, exchange, resort to, realize upon or apply, or fail to do any of the foregoing, with respect to any Collateral Security or any part thereof held by the Senior Creditors or available to any Senior Creditor for the Senior Indebtedness, and (e) generally deal with the Obligors in such manner as the Senior Creditors may see fit, including, without limiting the generality of the foregoing, any forbearance, failure, delay or refusal by any Senior Creditor to exercise any rights or remedies any Senior Creditor may have against the Obligors, all without impairing or affecting the Senior Creditors' rights and remedies under this Agreement. No failure by any Senior Creditor to file, record or otherwise perfect any lien or security interest, nor any improper filing or recording, nor any failure by any Senior Creditor to insure or protect any Collateral Security nor any other dealing (or failure to deal) with any Collateral Security by any Senior Creditor, shall impair or release the obligations of the Junior Creditors hereunder.

         11.  Representations and Warranties. Each of the Obligors and the
              ------------------------------
Junior Creditors represents and warrants to the Senior Creditors that the Borrower is now indebted to the Junior Creditors in the amount set forth on
Schedule 1 attached hereto, without counterclaim, claim, defense or offset, that
----------
all Subordinated Indebtedness presently outstanding is described on Schedule 1
                                                                    ----------
and that the Subordinated Indebtedness is not guaranteed by other than the Junior Guaranties, is not secured by any Collateral Security and is not represented by any agreement, document or instrument except as is identified on
Schedule 1. Each of the Junior Creditors represents and warrants to the Senior
----------
Creditors that the Subordinated Indebtedness has not heretofore been assigned, transferred, pledged, subordinated or otherwise encumbered. Each of the Obligors and the Senior Creditors represents and warrants to the Junior Creditors that the principal amount of the Senior Indebtedness which is now outstanding is identified on Schedule 2.
              ----------

         12.  Acceleration. In the event of a breach by any Obligor or any
              ------------
Junior Creditor in the observance and due fulfillment of any of the terms and conditions of this Agreement, or in the event that any of the representations or warranties made by any Obligor or any Junior Creditor herein be untrue or inaccurate in any material respect, the Senior Creditors may, with or without notice or demand, declare all Senior Indebtedness to be due and payable, and thereupon the same shall become and shall be immediately due and payable.


SUBORDINATION AGREEMENT - Page 8

         13.  Severability. If any term, condition or provision of this
              ------------
Agreement or any other agreement, document or instrument executed in connection herewith or in connection with the Senior Indebtedness or any Collateral Security therefor is determined to be invalid or unenforceable under any law, such determination shall not affect the validity or enforceability of any other term, condition or provision hereof or thereof.

         14.  Waiver; Rights. The Senior Creditors shall have no obligation to
              --------------
take, and the Junior Creditors shall have the sole responsibility for taking, any and all actions necessary or appropriate to preserve rights against any and all prior parties to any instrument representing the Subordinated Indebtedness or any part thereof. No delay by the Senior Creditors in exercising any right or rights hereunder or in failing to exercise the same shall operate as a waiver of any such right or rights. No notice to or demand on any Obligor or any Junior Creditor shall be deemed a waiver of the Senior Creditors' right to take further action without notice or demand. No modification, alteration or waiver of any of the provisions hereof shall be effective unless in writing and signed by the Senior Creditors and then only in the specific instance for which given without in any way impairing the rights of the Senior Creditors in any other respect at any time. Each Junior Creditor hereby waives and agrees not to exercise any right of setoff against the Subordinated Indebtedness for any indebtedness, liability or obligation of such Junior Creditor to any Obligor.

         15.  Applicable Law. This Agreement shall be governed by and construed
              --------------
in accordance with the laws of the State of New York.

         16.  No Representations or Warranties by the Senior Creditors. No
              --------------------------------------------------------
representations, warranties, covenants or agreements have been made by any Senior Creditor to the other parties hereto except as expressly set forth herein and such other parties hereto have not relied upon any representation, warranty, covenant or agreement made by any Senior Creditor unless expressly set forth herein, including without limiting the generality of the foregoing, any representation, warranty, covenant or agreement by any Senior Creditor to provide or make any credit, advance or loan to the Borrower or to extend the time of payment of any such credit, advance or loan or to grant any waiver or forbearance with respect thereto.

         17.  Binding Effect. This Agreement shall continue in full force and
              --------------
effect notwithstanding the death or incapacity of any Junior Creditor. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives (as to individuals who are parties hereto, but excluding legal counsel acting in such capacity), successors and assigns; provided, however, that none of the Obligors or the Junior Creditors
         --------  -------
may assign any of its indebtedness, liabilities or obligations under this Agreement; provided, further, however, that the indebtedness, liabilities and
           --------  -------  -------
obligations of a Junior Lender under this Agreement as they relate to any specific portion of the Subordinated Indebtedness may be assigned to an assignee in connection with a complete and nonrecourse assignment of such portion of the Subordinated Indebtedness by such Junior Lender to such assignee if (but only if) such assignee becomes a party to and bound by the provisions of this Agreement pursuant to an agreement in form and substance reasonably satisfactory to the Senior Agent. Each reference herein to any Obligor, Junior Creditor or Senior Creditor shall be deemed to include its permitted successors and assigns.


SUBORDINATION AGREEMENT - Page 9

         18.  Expenses. Each of the Obligors agrees to pay the Senior Lenders on
              --------
demand, all reasonable costs and expenses of any kind, including counsel fees, which any Senior Creditor may incur in enforcing any of its rights or remedies under this Agreement against such Obligor. Each of the Junior Creditors severally, and not jointly, agrees to pay the Senior Lenders on demand, all reasonable costs and expenses of any kind, including counsel fees, which any Senior Creditor may incur in enforcing any of its rights or remedies under this Agreement against such Junior Creditor. Each of the Junior Creditors hereby severally, and not jointly, indemnifies and holds the Senior Creditors harmless, in each case from and against any and all losses, claims, costs and damages reasonably incurred, howsoever arising, by reason of any failure of such Junior Creditor to comply with any term or provision of this Agreement or by reason of any misrepresentation of such Junior Creditor contained in this Agreement. Any Senior Creditor claiming indemnification under the immediately preceding sentence shall use its reasonable efforts to notify the Junior Creditors of the nature and extent of the loss, claim, cost or damage as to which indemnification is claimed within a reasonable period of time after such loss, claim, cost or damage becomes known, but failure to do so shall not affect the obligations of the Junior Creditors hereunder or result in any liability to such Senior Creditor.

         19.  Actions required by the Obligors. Each of the Obligors agrees to
              --------------------------------
(a) do and perform any and all acts and things which may be required on its part to enable the Senior Creditors and the Junior Creditors to perform their respective obligations under this Agreement, and (b) refrain from doing any act or thing which would cause or contribute to a violation by any Junior Creditor of any of its obligations hereunder.

         20.  Additional Waivers by the Obligors and the Junior Creditors. Each
              -----------------------------------------------------------
of the Obligors and the Junior Creditors waives any and all notice of the receipt and acceptance by the Senior Creditors of this Agreement or of the creation, renewal, extension or accrual of any of the Senior Indebtedness, present or future, in whole or in part, by any Senior Creditor or of the reliance by any Senior Creditor on this Agreement at any time and further waives notice of any default or event of default with respect to the Senior Indebtedness. Each of the Obligors and the Junior Creditors waives its right to trial by jury in any litigation arising out of or relating to this Agreement.

         21.  Liability. Each of the Obligors shall be jointly and severally
              ---------
liable hereunder for all terms and provisions hereof relating to any Obligor, including without limiting the generality of the foregoing, any and all representations, warranties, covenants, agreements and indemnities of the Obligors or any of them. Each of the Junior Creditors shall be severally, and not jointly, liable hereunder for all terms and provisions hereof relating to such Junior Creditor, including without limiting the generality of the foregoing, any and all representations, warranties, covenants, agreements and indemnities of such Junior Creditor.

         22.  Continuing Agreement; Termination of Agreement; Reinstatement.
              -------------------------------------------------------------
This Agreement shall continue in full force and effect unless and until all Senior Indebtedness shall be Indefeasibly Paid in full, and shall automatically terminate if and when all Senior Indebtedness shall be Indefeasibly Paid in full. In furtherance of the foregoing, this Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment of any of the Senior Indebtedness, in whole or in part, is rescinded or must otherwise be restored or refunded by


SUBORDINATION AGREEMENT - Page 10
a holder of the Senior Indebtedness as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made.

         23.  No Amendment of Subordinated Indebtedness. Subject to the proviso
              -----------------------------------------
below, none of the terms or provisions of the Subordinated Indebtedness or any agreement, document or instrument evidencing or governing such indebtedness may be amended, modified or supplemented in any way without the prior written consent of the Senior Agent and the "Required Lenders" (as such term is defined in the Senior Credit Agreement); provided, however, that the Junior Credit
                                 --------  -------
Agreement and the Junior Guaranties (as applicable) may be amended or modified to (a) increase the principal amount of the loans made or to be made under the Junior Credit Agreement, (b) extend the maturity date or the date of payment of any amount due by the Borrower or any other Obligor thereunder, (c) decrease the rate of interest applicable to any of the Subordinated Indebtedness, or (d) waive any Obligor's noncompliance with any term or provision thereof, in each case without the prior written consent of the Senior Agent and the Required Lenders.

         24.  Relative Rights. This Agreement defines the relative rights of the
              ---------------
Junior Creditors and the Senior Creditors. Except as expressly provided in this Agreement, nothing in this Agreement shall:

         (a) impair, as between the Obligors and the Junior Creditors, the obligations of the Obligors, which are absolute and unconditional as provided in the agreements, documents and instruments evidencing or governing the Subordinated Indebtedness, to pay principal of and interest on any Subordinated Indebtedness in accordance with its terms;

         (b) affect the relative rights of the Junior Creditors and creditors of the Obligors other than their rights in relation to the Senior Creditors; or

         (c) prevent any Junior Creditor from exercising its available remedies upon a default or event of default under any Subordinated Indebtedness, subject to the rights of holders and owners of the Senior Indebtedness to receive distributions and payments otherwise payable to such Junior Creditor.

If any Obligor fails, because of this Agreement, to pay principal of or interest on any Subordinated Indebtedness when due, such failure is still a default or an event of default under the agreements, documents and instruments governing the Subordinated Indebtedness as and to the extent provided therein.

         25.  Restricted Payments. The Obligors and the Senior Agent represent
              -------------------
and warrant to the Junior Creditors that attached hereto as Schedule 3 are (a)
                                                            ----------
the definition of the term "Restricted Payments" as such term is defined in the Senior Credit Agreement and (b) the substance of Section 9.4 of the Senior
                                                 -----------
Credit Agreement regarding "Restricted Payments" as such term is defined in the Senior Credit Agreement.


                  [Remainder of page intentionally left blank.]


SUBORDINATION AGREEMENT - Page 11

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of this 3rd day of July, 2001.

                                          JUNIOR CREDITORS:
                                          ----------------

                                          CII VENTURES II LLC

                                          By:
                                              -----------------------------
                                          Title:
                                                ---------------------------

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                   -----------------------------


                                          /s/ ULYSSES G. AUGER, II
                                          --------------------------------------
                                          ULYSSES G. AUGER, II, an individual


                                          /s/ R. THEODORE AMMON
                                          --------------------------------------
                                          R.  THEODORE AMMON, an individual


SUBORDINATION AGREEMENT

                                          OBLIGORS:
                                          --------

                                          CAIS, INC.

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                          CAIS INTERNET, INC.

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                          CAIS SOFTWARE SOLUTIONS, INC.

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                          BUSINESS ANYWHERE USA, INC.

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                          CAIS PURCHASING COMPANY

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------


SUBORDINATION AGREEMENT

                                          SENIOR CREDITORS:
                                          ----------------

                                          NORTEL NETWORKS INC.

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------


SUBORDINATION AGREEMENT

                                   SCHEDULE 1
                                   ----------

                      OUTSTANDING SUBORDINATED INDEBTEDNESS

1. Junior Credit Agreement which provides for a credit facility in the maximum, aggregate principal amount of $19,500,000, of which $5,000,000 in principal amount has been advanced as of July 3, 2001.

2.       Junior Guaranty executed by Holdings.

3.       Junior Guaranty executed by CAIS Software.

4.       Junior Guaranty executed by Business Anywhere.

5.       Junior Guaranty executed by CAIS Purchasing.


SUBORDINATION AGREEMENT

                                   SCHEDULE 2
                                   ----------

                         OUTSTANDING SENIOR INDEBTEDNESS

1. The outstanding principal amount of the Loans advanced under the Senior Credit Agreement is $11,115,648.00 as of July 3, 2001, before giving effect to any prepayment made by the Borrower to the Senior Agent substantially concurrently with the execution of this Agreement.









SUBORDINATION AGREEMENT

                                   SCHEDULE 3
                                   ----------

                     DEFINITION OF "RESTRICTED PAYMENT" AND
                   SECTION 9.4 OF THE SENIOR CREDIT AGREEMENT

                  "'Restricted Payment' means (a) any dividend or other
                    ------------------
         distribution (whether in cash, Property or obligations), direct or indirect, on account of (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any subordinated debt; (d) any loan, advance or payment to any officer, director or shareholder of the Borrower or any of its Subsidiaries (other than a shareholder consisting of the Borrower or a Wholly-Owned Subsidiary of the Borrower), exclusive of reasonable compensation paid to officers or directors paid in the ordinary course of business; and (e) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding."

                  "Section 9.4 Restricted Payments. The Borrower will not, and
                               -------------------
         will not permit any Subsidiary of the Borrower to, make any Restricted Payments, except:

                  (a) Subsidiaries of the Borrower may make Restricted Payments to the Borrower;

                  (b) the Borrower and its Subsidiaries may make temporary loans or advances to employees, officers and directors of the Loan Parties in the ordinary course of business that do not exceed $2,000,000 in aggregate amount at any time outstanding; or

                  (c) Salaries and advances paid in the ordinary course of business and amounts paid to Holdings necessary to pay interest on Subordinated Debt of Holdings to the extent that the proceeds of such Subordinated Debt have been contributed to the Borrower as equity;

         provided, however, that no Restricted Payments may be made pursuant to
         --------  -------
         the preceding clause (a) if a Default exists at the time of such
                       ---------
         Restricted Payment or would result therefrom."


SUBORDINATION AGREEMENT